UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Reports on Form 8-K, which were originally filed with the U.S. Securities and Exchange Commission on October 3, 2012 and October 23, 2012 (the “Amended 8-Ks”), amends and restates in its entirety Items 9.01 of the Amended 8-Ks to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisitions of the following:

•                  the 75% interest held by HVP Sun Investor LLC in Metropolitan Senior Housing LLC, Sunrise Lafayette Hills Assisted Living, L.P. and Sunrise Paoli Assisted Living, L.P.;

•                  the 80% interest held by HVP Sun Investor II LLC in Sunrise HBLR, LLC; and

•                  the approximate 90% direct and indirect equity interest held by Morgan Stanley Real Estate Fund VI Special-A International, L.P. MSREF VI Special-B C.V., Morgan Stanley Real Estate Fund VI International-T, L.P., MSREF VI TE C.V. and Morgan Stanley Real Estate Investors VI International, L.P. in Dawn Limited Partnership.

The remainder of the information contained in the Amended 8-Ks is not hereby amended.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of businesses acquired.

The following audited combined financial statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC  and the report thereupon are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

Audited Financial Statements

•                  Report of Independent Auditors

•                  Combined Balance Sheets as of December 31, 2011

•                  Combined Statement of Operations for the year ended December 31, 2011

•                  Combined Statement of Changes in Members’ Deficit for the year ended December 31, 2011

•                  Combined Statement of Cash Flows for the year ended December 31, 2011

•                  Notes to the Combined Financial Statements

The following audited group financial statements of Dawn Limited Partnership are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

Audited Financial Statements

•                  Report of Independent Auditors

•                  Group profit and loss account for the three years ended 31 December 2011, 2010 and 2009

•                  Group statement of total recognized gains and losses for the three years ended 31 December 2011, 2010 and 2009

•                  Note of historical cost, profits and losses for the three years ended 31 December 2011, 2010 and 2009

•                  Group balance sheet at 31 December 2011 and 2010

•                  Group statements of cash flows for the three years ended 31 December 2011, 2010 and 2009

•                  Notes to the financial statements

The following unaudited combined financial statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC are attached hereto as Exhibit 99.3 and are incorporated herein by reference:

Unaudited Financial Statements

•                  Combined Balance Sheets as of September 30, 2012

•                  Combined Statements of Operations for the nine months ended September 30, 2012 and 2011

•                  Combined Statement of Changes in Members’ Deficit for the Period Ended September 30, 2012

•                  Combined Statements of Cash Flows for the nine months ended September 30, 2012 and 2011

•                  Notes to the Combined Financial Statements

The following unaudited group financial statements of Dawn Limited Partnership are attached hereto as Exhibit 99.4 and are incorporated herein by reference:

Unaudited Financial Statements

•                  Group profit and loss account for the nine months ended 30 September 2012 and 2011

•                  Group statement of total recognized gains and losses for the nine months ended 30 September 2012 and 2011

•                  Note of historical cost, profits and losses for the nine months ended 30 September 2012 and 2011

•                  Group balance sheet at 30 September 2012 and 31 December 2011

•                  Group statements of cash flows for the nine months ended 30 September 2012 and 2011

•                  Notes to the financial statements

(b)         Pro forma financial information.

The unaudited pro forma financial statements of Sunrise Senior Living, Inc. after giving effect to the purchases of Metropolitan Senior Housing LLC, Sunrise Lafayette Hills Assisted Living, L.P., Sunrise Paoli Assisted Living, L.P., Sunrise HBLR, LLC and Dawn Limited Partnership are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

•                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012 and explanatory notes thereto

•                  Unaudited Pro Forma Consolidated Statements of Operations for the twelve months ended December 31, 2011 and the nine months Ended September 30,

2012 and explanatory notes thereto

(c)          Exhibits.

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of CBRE Limited

99.1

Audited Combined Financial Statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC as of and for the year ended December 31, 2011 with Report of Independent Auditors

99.2	Audited group financial statements of Dawn Limited Partnership as of 31 December 2011 and 2010 and for the three years ended 31 December 2011, 2010 and 2009

99.3

Unaudited Combined Financial Statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011

99.4	Unaudited group financial statements of Dawn Limited Partnership as of 30 September 2012 and 31 December 2011 and for the nine months ended 30 September 2012 and 2011

99.5	Unaudited Pro Forma Consolidated Financial Statements of Sunrise Senior Living, Inc. for the twelve months ended December 31, 2011 and as of and for the nine months ended September 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: December 6, 2012	By:	/s/ C. Marc Richards
		Name:	C. Marc Richards
		Title:	Chief Financial Officer

Exhibit Index

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of CBRE Limited

99.1

Audited Combined Financial Statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC as of and for the year ended December 31, 2011 with Report of Independent Auditors

99.2	Audited group financial statements of Dawn Limited Partnership as of 31 December 2011 and 2010 and for the three years ended 31 December 2011, 2010 and 2009

99.3

Unaudited Combined Financial Statements of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011

99.4	Unaudited group financial statements of Dawn Limited Partnership as of 30 September 2012 and 31 December 2011 and for the nine months ended 30 September 2012 and 2011

99.5	Unaudited Pro Forma Consolidated Financial Statements of Sunrise Senior Living, Inc. for the twelve months ended December 31, 2011 and as of and for the nine months ended September 30, 2012